
DESSERTS
BAKERY

Third Quarter Fiscal 2022 Results Conference Call

April 28, 2022

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words and may be identified by the context in which they are used. Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control. These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; information technology security threats and computer crime; reliance on key customers; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; failure of an acquisition or acquired company to achieve its plans or objectives generally; unexpected difficulties in integrating acquired businesses; the ability to retain key employees, including key employees of acquired businesses; unfavorable economic and market conditions; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; and the other risk factors LSI describes from time to time in SEC filings. You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10- K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Third Quarter Fiscal 2022 Results

1. **Strong y/y sales growth and profitability in both Lighting and Display Solutions segment driven by combination of volume growth and improved price realization**

2. **Generated book-to-bill ratio above 1.0 in F3Q22; exit F3Q22 with backlog sequentially higher than in F2Q22, and substantially higher than in prior-year period**

3. **Generated positive free cash flow in F3Q22, including sequential increase in planned working capital investment in inventory to support product availability; positioning LSI to take share on short-lead time projects**

4. **JSI acquisition performing ahead of plan; increasing presence within grocery and refueling markets**

5. **Anticipate record revenue, adjusted EBITDA and net income for the full-year FY22, despite continued supply chain challenges and material input cost inflation; margin capture remains stable, as pricing aligns with cost**

6. **Capital deployment priorities include debt reduction, return of capital, complementary acquisition and investments in organic growth**

CONSOLIDATED F3Q22 FINANCIAL RESULTS

Y/Y Growth in Net Sales, Operating Income, Net Income and Adjusted EBITDA

- Experienced strong sales volume growth across legacy LSI and JSI business
- Operating margin +190 bps y/y to 5.4%; modest increase from F2Q22; maintain improved margins vs. prior year period
- Broad-based sales growth across both Lighting and Display Solutions segments
- Product availability a weapon in winning short lead-time business
- F3Q22 book-to-bill ratio above 1.0

Total Net Sales ($M)



+53% y/y total growth
+12% y/y organic growth
$72.2
$110.1
F3Q21
F3Q22

Operating Income ($M)



+146% growth y/y
$2.1
$5.2
F3Q21
F3Q22

Net Income ($M)



$0.07 EPS
$0.15 EPS
$1.5
$1.8
$3.6
$4.2
F3Q21
F3Q22
Reported Net Income
Adjusted Net Income

Non-GAAP Adjusted EBITDA ($M)



Adjusted EBITDA Margin
+160 bps growth y/y to 7.7%
$4.4
$8.5
F3Q21
F3Q22

LIGHTING SEGMENT UPDATE

Improved Y/Y Growth in Revenue and Profitability Across Key Vertical Markets

- Lighting sales increased 25% y/y, supported by improved customer demand across major channels
- Growth balanced across multiple verticals
- Lighting Adj. EBITDA growth+21% y/y
- Selective price adjustments serving to partially offset raw materials cost inflation
- F3Q22 book-to-bill ratio above 1.0; exit F3Q22 with backlog sequentially above F2Q22 and substantially above prior-year

Lighting Sales ($M)



$45.7
$57.3
$57.1
F3Q21
F2Q22
F3Q22

Lighting Adj. Gross Margin ($M)



$14.2
$16.9
$16.7
F3Q21
F2Q22
F3Q22

Lighting Adj. Operating Income ($M)



$3.8
$4.7
$5.1
F3Q21
F2Q22
F3Q22

Lighting Adj. EBITDA ($M)



$5.4
$6.2
$6.5
F3Q21
F2Q22
F3Q22

DISPLAY SOLUTIONS SEGMENT UPDATE

Performance driven by volume growth in QSR and Grocery verticals

- Display Solutions sales increased 100% y/y; adjusted operating +410 bps y/y
- Began supplying display fixtures on $17 million order from large grocery chain; received additional order totaling $12 million for delivery in FY23
- Preparing for JSI display fixtures pilot with well-known c-store chain
- Non-traditional digital signage business with QSR chain focused on chicken segment
- Exit F3Q22 with backlog sequentially above F2Q22 and measurably above prior-year period

Display Solutions Sales ($M)


+100% y/y total growth
$26.5
$53.9
$53.0
F3Q21
F2Q22
F3Q22

Display Solutions Adj. Gross Margin ($M)


$3.9
$8.6
$10.2
F3Q21
F2Q22
F3Q22

Display Solutions Adj. Operating Income ($M)


$1.2
$4.0
$4.7
F3Q21
F2Q22
F3Q22

Display Solutions Adj. EBITDA ($M)


$1.5
$5.0
$5.7
F3Q21
F2Q22
F3Q22

DISCIPLINED WORKING CAPITAL MANAGEMENT

Higher Near-Term Working Capital Requirements Due to Planned Inventory Build

- Increased working capital a result of JSI acquisition, together with inventory build ahead of improved end-market demand
- Product availability initiative positioning LSI to capitalize on unmet demand
- Invested $6.4 million in new inventory during F3Q22 as countermeasure to unstable supply chain, ensuring uninterrupted product availability
- Inventory build critical in attaining F3Q22 sales level, while positioning us to address rising orders and backlog as we enter F4Q22

Total Working Capital ($M)



$63.8
$78.9
$66.7
$83.4
F2Q22, Excluding JSI
F2Q22, Including JSI
F3Q22, Excluding JSI
F3Q22, Including JSI

Total Inventory ($M)



$59.5
$72.0
$66.3
$78.4
F2Q22, Excluding JSI
F2Q22, Including JSI
F3Q22, Excluding JSI
F3Q22, Including JSI

INVENTORY INVESTMENTS DRIVE COMMERCIAL GROWTH

Sufficient liquidity to support ongoing growth of the business

- Generated positive free cash flow in F3Q22, despite continued working capital investments in inventory to support commercial demand
- Expect positive free cash flow for the second half of fiscal year 2022
- Ended F3Q22 with ratio of net debt / TTM Adjusted EBITDA of 2.6x
- Debt reduction, inventory investments and other return of capital initiatives remain chief capital allocation priorities

Free Cash Flow ($MM)



Planned inventory build of $19.4 million
$10.6
$2.7
($8.2)
($9.1)
$3.3
F3Q21
F4Q21
F1Q22
F2Q22
F3Q22

Debt Outstanding ($M)



$85.7 million
2.8x net debt / TTM Adj EBITDA
$83.7 million
2.6x net debt / TTM Adj. EBITDA
F2Q22
F3Q22

INVESTMENT SUMMARY

American-Made Company Positioned for Profitable Growth

EXPAND
Our Vertical Focus

CHANGE
Our Customer Engagement

BUILD
Services Business

GROW
Through Acquisition

- **Integrated** Lighting and Display Solutions Company with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation** With Entrenched Position in Target Vertical Market Applications; Selectively Expanding; ***Where We Focus, We Win***
- Multi-year Focus on Migration to **Higher Value Solutions**, Away from Commodity
- Strengthened **End-User** Customer Engagement
- **Free Cash Flow Positive**, Ample Cash / Liquidity to Support Growth
- **Exceptional Management** Team Experienced in Change Management and Execution


Exxon
Exxon

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the three months ended March 31, 2022 and 2021. Operating income, net income and earnings per share, which exclude the impact of acquisition costs, stock compensation expense, severance costs, and restructuring are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Net Debt and Organic Net Sales. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Net Debt and Organic Net Sales.

Non-GAAP RECONCILIATION

LSI Industries	Q3 2021	Q2 2022	Q3 2022
Net Sales [a]	72,204	111,143	110,111
Operating Income	2,096	4,422	5,161
Acquisition costs	-	340	21
Severance costs	-	-	5
Stock compensation expense	415	1,130	780
Adjusted Operating Income [b]	**2,511**	**5,892**	**5,967**
Depreciation and amortization	1,920	2,538	2,531
Adjusted EBITDA [c]	**4,431**	**8,430**	**8,498**
Operating Margin % [b] / [a]	3.5%	5.3%	5.4%
Adjusted EBITDA Margin % [c] / [a]	6.1%	7.6%	7.7%

Lighting Segment	Q3 2021	Q2 2022	Q3 2022
Net Sales [a]	45,740	57,276	57,126
Operating Income	3,797	4,623	4,959
Severance costs	-	-	4
Stock compensation expense	24	123	104
Adjusted Operating Income	**3,821**	**4,746**	**5,067**
Depreciation and amortization	1,566	1,450	1,450
Adjusted EBITDA [b]	**5,387**	**6,196**	**6,517**
Adjusted EBITDA Margin % [b] / [a]	**11.8%**	**10.8%**	**11.4%**

Display Solutions Segment	Q3 2021	Q2 2022	Q3 2022
Net Sales [c]	26,464	53,867	52,985
Operating Income	1,230	3,837	4,556
Severance costs	-	-	-
Stock compensation expense	8	178	101
Adjusted Operating Income	**1,238**	**4,015**	**4,657**
Depreciation and amortization	278	1,016	1,021
Adjusted EBITDA [d]	**1,516**	**5,031**	**5,678**
Adjusted EBITDA Margin % [d] / [c]	**5.7%**	**9.3%**	**10.7%**

Corporate Segment	Q3 2021	Q2 2022	Q3 2022
Operating Loss	(2,931)	(4,038)	(4,354)
Acquisition costs	-	340	21
Severance costs	-	-	1
Stock compensation expense	383	829	575
Adjusted Operating Loss	**(2,548)**	**(2,869)**	**(3,757)**
Depreciation and amortization	76	72	60
Adjusted EBITDA	**(2,472)**	**(2,797)**	**(3,697)**

Non-GAAP RECONCILIATION

LSI Industries	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Debt	7,919	-	-	-	-	68,178	78,271	86,601	84,958
Less:									
Cash	820	3,517	9,463	13,584	23,528	2,282	2,570	914	1,248
Net Debt Outstanding	7,099	(3,517)	(9,463)	(13,584)	(23,528)	65,896	75,701	85,687	83,710

LSI Industries	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Net cash flows (used in) provided by operating activities	14,544	(3,806)	12,613	7,639	5,778	11,217	3,375	(7,889)	(8,654)	3,875
Purchases of property, plant, and equipment	(764)	(419)	(1,201)	(405)	(475)	(637)	(716)	(297)	(448)	(531)
Proceeds from sale of assets	-	7,700	118	-	-	-	-	-	-	-
Free Cash Flow	**13,780**	**3,475**	**11,530**	**7,234**	**5,303**	**10,580**	**2,659**	**(8,186)**	**(9,102)**	**3,344**
TTM Free Cash Flow	**34,940**	**40,427**	**28,785**	**36,019**	**27,542**	**34,647**	**25,776**	**10,356**	**(4,049)**	**(11,285)**
Free Cash Flow, Excluding Asset Sales	**13,780**	**(4,225)**	**11,412**	**7,234**	**5,303**	**10,580**	**2,659**	**(8,186)**	**(9,102)**	**3,344**
TTM Free Cash Flow, Excluding Asset Sales	**22,608**	**20,395**	**26,971**	**28,201**	**19,724**	**34,529**	**25,776**	**10,356**	**(4,049)**	**(11,285)**

Non-GAAP RECONCILIATION

LSI Industries	Q3 2021	Q2 2022	Q3 2022
Net Sales [a]	72,204	111,143	110,111
Gross Margin	18,092	25,448	26,793
Severance costs	-	-	-
Restructuring and plant closure costs (gains)	-	-	-
Adjusted Gross Margin [b]	18,092	25,448	26,793
Adjusted Gross Margin % [b] / [a]	25.1%	22.9%	24.3%

Lighting Segment	Q3 2021	Q2 2022	Q3 2022
Net Sales [a]	45,740	57,276	57,126
Gross Margin	14,159	16,898	16,654
Severance costs		-	
Restructuring and plant closure costs (gains)	-	-	
Adjusted Gross Margin [b]	**14,159**	**16,898**	**16,654**
Adjusted Gross Margin % [b] / [a]	**31.0%**	**29.5%**	**29.2%**

Display Solutions Segment	Q3 2021	Q2 2022	Q3 2022
Net Sales [c]	26,464	53,867	52,985
Gross Margin	3,933	8,559	10,171
Severance costs		-	
Restructuring and plant closure costs (gains)	-	-	-
Adjusted Gross Margin [b]	**3,933**	**8,559**	**10,171**
Adjusted Gross Margin % [b] / [a]	**14.9%**	**15.9%**	**19.2%**

Corporate Segment	Q3 2021	Q2 2022	Q3 2022
Gross Margin	-	(9)	(32)
Severance costs	-	-	-
Restructuring and plant closure costs (gains)	-	-	-
Adjusted Gross Margin	-	(9)	(32)

Non-GAAP RECONCILIATION

	Q3 2021		Q3 2022	
		Diluted EPS		
Net Income	$ 1,472	$ 0.05	$ 3,618	$ 0.13
Stock compensation expense	314	0.01	576	0.02
Acquisition costs	-	-	16	-
Severance costs	-	-	4	-
Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes	44	-	-	-
Net Income Adjusted	**$ 1,830**	**$ 0.07**	**$ 4,214**	**$ 0.15**

Non-GAAP RECONCILIATION

	Q3 2021	Q3 2022	% Variance
Lighting Segment	$ 45,740	$ 57,126	24.9%
Display Solutions Segment	$ 26,464	$ 52,985	100.2%
Total Net Sales	$ 72,204	$ 110,111	52.5%
Less:			
JSI Store Fixtures	-	29,045	
Total Organic Net Sales	$ 72,204	$ 81,066	12.3%

Non-GAAP RECONCILIATION

	Q2 2022	Q3 2022
Total consolidated current assets	$ 146,643	$ 158,558
Total consolidated current liabilities	$ 67,791	$ 75,171
Consolidated working capital	$ 78,852	$ 83,387
Less:		
JSI current assets	28,664	34,424
JSI current liabilities	13,579	17,705
Working capital excluding JSI	**$ 63,767**	**$ 66,668**

	Q2 2022	Q3 2022
Total consolidated inventory	$ 71,954	$ 78,364
Less:		
JSI inventory	12,483	12,102
Total inventory excluding JSI	**$ 59,471**	**$ 66,262**


VALLEY
ROOTS

For additional questions,
please contact 720.778.2415

Thank you,

LSI Investor Relations